Exhibit 23


CONSENT OF INDEPENDENT AUDITORS

Enex Resources Corporation
Houston, Texas

We consent to the use in this Form 8-K of the following reports of Deloitte & Touche LLP, on Form 10-KSB/A.


                               Entity                        Date of Report
Enex Resources Corporation                                   March 18, 1997
Enex Program I Partners, L.P.                                March 18, 1997
Enex Oil & Gas Income Program II-7, L.P.                     March 18, 1997
Enex Oil & Gas Income Program II-8, L.P.                     March 18, 1997
Enex Oil & Gas Income Program II-9, L.P.                     March 18, 1997
Enex Oil & Gas Income Program II-10, L.P.                    March 18, 1997
Enex Oil & Gas Income Program III, Series 1, L.P.            March 18, 1997
Enex Oil & Gas Income Program III, Series 2, L.P.            March 18, 1997
Enex Oil & Gas Income Program III, Series 3, L.P.            March 18, 1997
Enex Oil & Gas Income Program III, Series 4, L.P.            March 18, 1997
Enex Oil & Gas Income Program III, Series 5, L.P.            March 18, 1997
Enex Oil & Gas Income Program III, Series 6, L.P.            March 18, 1997
Enex Oil & Gas Income Program III, Series 7, L.P.            March 18, 1997
Enex Oil & Gas Income Program III, Series 8, L.P.            March 18, 1997
Enex Oil & Gas Income Program IV, Series 1, L.P.             March 18, 1997
Enex Oil & Gas Income Program IV, Series 2, L.P.             March 18, 1997
Enex Oil & Gas Income Program IV, Series 4, L.P.             March 18, 1997
Enex Oil & Gas Income Program IV, Series 5, L.P.             March 18, 1997
Enex Oil & Gas Income Program IV, Series 6, L.P.             March 18, 1997
Enex Oil & Gas Income Program IV, Series 7, L.P.             March 18, 1997
Enex Oil & Gas Income Program V, Series 1, L.P.              March 18, 1997
Enex Oil & Gas Income Program V, Series 2, L.P.              March 18, 1997
Enex Oil & Gas Income Program V, Series 3, L.P.              March 18, 1997
Enex Oil & Gas Income Program V, Series 4, L.P.              March 18, 1997
Enex Oil & Gas Income Program V, Series 5, L.P.              August 6, 1997
Enex Oil & Gas Income Program VI, Series 1, L.P.             March 18, 1997
Enex Income and Retirement Fund, Series 1, L.P.              March 18, 1997
Enex Income and Retirement Fund, Series 2, L.P.              March 18, 1997
Enex Income and Retirement Fund, Series 3, L.P.              March 18, 1997
Enex 88-89 Income and Retirement Fund, Series 5, L.P.        March 18, 1997
Enex 88-89 Income and Retirement Fund, Series 6, L.P.        March 18, 1997
Enex 88-89 Income and Retirement Fund, Series 7, L.P.        March 18, 1997
Enex 90-91 Income and Retirement Fund, Series 1, L.P.        March 18, 1997
Enex 90-91 Income and Retirement Fund, Series 2, L.P.        March 18, 1997
Enex 90-91 Income and Retirement Fund, Series 3, L.P.        March 18, 1997

DELOITTE & TOUCHE LLP


Houston, Texas
September 12, 1997

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